UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2024

PIEDMONT LITHIUM INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38427	36-4996461
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 E Catawba Street Belmont, North Carolina	28012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (704) 461-8000

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.0001 par value per share	PLL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 14, 2024, the Board of Directors (the “Board”) of Piedmont Lithium Inc. (the “Company”) approved an increase to the size of the Board from six to seven directors with the newly created directorship being allocated to Class I, effective as of March 14, 2024 (the “Effective Time”), in accordance with the Company’s Amended and Restated Certificate of Incorporation and the Company’s Amended and Restated Bylaws. The Board appointed Dawne Hickton, effective as of the Effective Time, to fill the newly created Class I directorship as Class I independent director to hold office until the next election of Class I directors and until her successor shall have been duly elected and qualified or until an earlier death, resignation, removal, retirement or disqualification.

Prior to her current role, Ms. Hickton was the Executive Vice President of Jacobs (NYSE: J) and President of its Critical Mission Solutions business line, which provides engineering design and support services for NASA, the U.S. Department of Energy, and other national security priorities. She also held the position of Vice Chair, President, and CEO of RTI International Metals, Inc. (NYSE: RTI), a billion-dollar, vertically integrated global supplier of titanium mill products and fabricated metal components.

Ms. Hickton will participate in the Company’s standard compensation program for non-employee directors, as determined by the Board from time to time. Currently, this program includes a $60,000 annual retainer for service on the Board and additional annual retainers for service on committees of the Board. Ms. Hickton also entered into standard indemnification agreements with the Company, a form of which was previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K, which was filed on August 31, 2021.

There are no transactions involving Ms. Hickton and the Company that require disclosure under Item 404(a) of Regulation S-K. In addition, there are no arrangements or understandings between Ms. Hickton and any other person pursuant to which they were selected to serve as directors.

On March 18, 2024, the Company issued a press release announcing Ms. Hickton’s appointments to the Board, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIEDMONT LITHIUM INC.

Date: March 18, 2024		/s/ Keith Phillips
	Name:	Keith Phillips
	Title:	President and Chief Executive Officer